SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 March 26, 2001

ADVANTA Mortgage Loan Trust 1998-4A,  1998-4B, 1998-4C

New York                          333-52351-02                 88-0360305
                                  333-52351-03                 23-2723382
                                  333-52351-04


c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the February, 2001 Monthly Period of the Trust in respect of the Mortgage Backed Notes, Series 1998-4, Class A, Class B and Class C (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                    Exhibit

                             1. Monthly Report for the February 2001 Monthly
                                Period relating to the Mortgage Backed Notes
                                Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan
                                Trust 1998-4A, 1998-4B, 1998-4C.


                                                EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the February 2001 Monthly
                 Period relating to the Mortgage Backed Notes, Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan Trust 1998-4A, 1998-4B, 1998-4C.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-4A, 19984-B, 1998-4C.

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



   March 30, 2001

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4A

                            Statement to Certificateholders

                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
A                    650,000,000      433,177,42       2,098,42        6,512,5       8,610,993.30
A Certificate                                             595,1                         595,164.89

Totals               650,000,000      433,177,42       2,693,58        6,512,5       9,206,158.19

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
A                                                  426,664,848.      6.230000%     5.750000%
A Certificate                                                              NA            NA

Totals                                             426,664,848.42

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
A                   00755WGC4         666.426802       3.228339      10.019343     13.247682    656.407459
A Certificate                           0.000000       0.915638       0.000000      0.915638      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust A          Principal Balan  12,535,720.30   2,529,263.89   1,170,580.89 12,346,894.84  5,077,488.36
                 % of Pool Balan        2.77701%       0.56030%       0.25932%      2.73518%      1.12480%
                 Number of Loans             229             48             23           198            80
                 % of Loans             3.16429%       0.66326%       0.31781%      2.73594%      1.10543%

                                Loans
                                in
                                Foreclosure
Trust A          Principal Balan        16,712,452.29
                 % of Pool Balan        3.70227%
                 Number of Loans             282
                 % of Loans             3.89664%

General Mortgage Loan Information:
                                                                                               Trust A
Beginning Aggregate Mortgage Loan Balance                                                   457,923,641.36
Prefunding                                                                                           0.00
Principal Reduction                                                                          6,512,573.14
Ending Aggregate Mortgage Loan Balance                                                      451,411,068.22

Beginning Aggregate Mortgage Loan Count                                                               7336
Ending Aggregate Mortgage Loan Count                                                                  7237

Current Weighted Average Coupon Rate                                                             9.508979%
Next Weighted Average Coupon Rate                                                                9.506519%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust A
Scheduled Principal                                                                            624,283.81
Curtailments                                                                                   179,841.81
Prepayments                                                                                  4,710,852.87
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           997,594.65
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          555,223.74

Total Principal Reduction                                                                         7,067,796.88

Servicer Information:
                                                                                               Trust A
Accrued Servicing Fee for the Current Period                                                         190,801.52
Less: Amounts to Cover Interest Shortfalls                                                       6,295.73
Less: Delinquent Service Fees                                                                          59,688.68
Collected Servicing Fees for Current Period:                                                         124,817.11

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                 1,122,996.92

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class A                  4,710,8          1,177,       5,957,34                                                    -
                                                                                                                   -

Total                    4,710,8          1,177,       5,957,34                                                    -


                  Applied
                  Realized Loss
                  Amount
Class A                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust A                NO             0.00       24,746,219.80     555,223.74          0.00 24,746,219.80


                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust A            24,746,219.80            0.00









Trust A Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                           0.045428
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                       6,281,748.91
Cumulative Number of Mortgage loans repurchased to date                                                 11
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                   122,872.62
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00
Unremibursed Delinquent/Servicing Advances still Outstanding                                         0.00


TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                            2,445,404.36

Principal Collected:                                                   5,514,978.49

Insurance Proceeds Received:                                             0.00

Net Liquidation Proceeds:                                                 442,370.91

Delinquency Advances on Mortgage Interest:                             1,122,996.92

Delinquency Advances on Mortgage Principal                                NA

Repurchase and Substitution Amounts:                                     0.00

Trust Termination Proceeds:                                              0.00

Investment Earnings on Note Account:                                          9,382.09

Capitalized Interest Requirement:                                        0.00

Capitalized Interest Fund Earnings                                       0.00

Capitalized Interest Account                                             0.00

Investment Earnings on Pre-Funding Account                                0.00

Unreimbursed Delq/Servicing Advances Paid Back To CertificateHo                         -

Sum of the Above Amounts:                                                            9,535,132.77

LESS:

Servicing Fees (including PPIS):                                          131,112.84

Non Recoverable Advance                                                       1,711.65

Indenture Trustee Fees:                                                       2,671.22

Owner Trustee Fees:                                                     277.78

Insurance Premiums:                                                         46,927.55

Reimbursement of Delinquency Advances/Servicing Advances                  122,872.62

Total Reductions to Available Funds Amount:                                             305,573.66

Total Available Funds:                                                                            9,229,559.11

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4B

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
B                    350,000,000      233,228,36       1,129,28        4,072,9       5,202,183.29
B Certificate                                                                                         -

Totals               350,000,000      233,228,36       1,129,28        4,072,9       5,202,183.29

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
B                                                  229,155,465.      6.230000%     5.750000%
B Certificate                                                              NA            NA

Totals                                             229,155,465.01

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
B                   00755WGD2         666.366763       3.226518      11.636863     14.863381    654.729900
B Certificate                           0.000000       0.000000       0.000000      0.000000      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust B          Principal Balan   6,209,430.72   1,130,626.81     382,725.46  7,990,106.05  3,217,647.96
                 % of Pool Balan        2.56080%       0.46628%       0.15784%      3.29516%      1.32697%
                 Number of Loans             100             25              8           130            56
                 % of Loans             3.08071%       0.77018%       0.24646%      4.00493%      1.72520%

                                Loans
                                in
                                Foreclosure
Trust B          Principal Balan  10,151,306.03
                 % of Pool Balan        4.18645%
                 Number of Loans             152
                 % of Loans             4.68269%

General Mortgage Loan Information:
                                                                                               Trust B
Beginning Aggregate Mortgage Loan Balance                                                   246,546,696.36
Subsequent Mortgage Loans Added This Period                                                          0.00
Principal Reduction                                                                          4,066,358.25
Ending Aggregate Mortgage Loan Balance                                                      242,480,338.11

Beginning Aggregate Mortgage Loan Count                                                                       3,293
Ending Aggregate Mortgage Loan Count                                                                          3,246

Current Weighted Average Coupon Rate                                                             9.489732%
Next Weighted Average Coupon Rate                                                                9.483682%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust B
Scheduled Principal                                                                            311,758.25
Curtailments                                                                                    65,140.73
Prepayments                                                                                  3,030,089.64
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           659,369.63
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          311,559.99

Total Principal Reduction                                                                         4,377,918.24

Servicer Information:
                                                                                               Trust B
Accrued Servicing Fee for the Current Period                                                         102,727.79
Less: Amounts to Cover Interest Shortfalls                                                       1,933.31
Less: Delinquent Service Fees                                                                          32,716.01
Collected Servicing Fees for Current Period:                                                           68,078.47

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    620,140.56

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class B                  3,030,0             724       3,754,79                                                    -
                                          -                                                                        -

Total                    3,030,0             724       3,754,79                                                    -


                  Unpaid
                  Realized Loss
                  Amount
Class B                                   -
                                          -

                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust B                NO             0.00       13,318,329.46     318,103.63          0.00 13,324,873.10


                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust B            13,324,873.10            0.00









Trust B Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.06
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                      3,930,149.82
Cumulative Number of Mortgage loans repurchased to date                                                  8
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                   364,732.01
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                 0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                         202,340.95


TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                            1,296,022.28

Principal Collected:                                                   3,406,988.62

Insurance Proceeds Received:                                                            -

Net Liquidation Proceeds:                                                 347,809.64

Delinquency Advances on Mortgage Interest:                                620,140.56

Delinquency Advances on Mortgage Principal                                NA

Repurchase and Substitution Amounts:                                                    -

Trust Termination Proceeds:                                                             -

Investment Earnings on Note Account:                                          5,667.28

Capitalized Interest Requirement:                                        0.00

Capitalized Interest Account  Earnings                                   0.00

Capitalized Interest Account                                             0.00

Reversal of Realized Loss Amount                                                        -

Unreimbursed Delq/Servicing Advances Paid Back To Certificateho           0.00

Sum of the Above Amounts:                                                            5,676,628.38

LESS:

Servicing Fees (including PPIS):                                            70,011.78

Non-Recoverable Advance                                                          832.27

Indenture Trustee Fees:                                                       1,438.19

Owner Trustee Fees:                                                     277.78

Insurance Premiums:                                                         25,266.41

Reimbursement of Delinquency Advances/Servicing Advances                  364,732.01

Total Reductions to Available Funds Amount:                                             462,558.44

Total Available Funds:                                                                            5,214,069.94

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4C

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
C                    100,000,000        48,975,5          231,6        1,929,9       2,161,501.13
C Certificate                                                                                         -

Totals               100,000,000        48,975,5          231,6        1,929,9       2,161,501.13

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
C                                                    47,045,695      6.080000%     5.600000%
C Certificate                                                              NA            NA

Totals                                               47,045,695.92

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
C                   00755WGE0         489.755969       2.316002      19.299010     21.615012    470.456959
C Certificate                           0.000000       0.000000       0.000000      0.000000      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust C          Principal Balan   1,153,665.72     244,778.73      90,667.69  1,943,093.76    758,767.56
                 % of Pool Balan        2.22232%       0.47152%       0.17465%      3.74300%      1.46162%
                 Number of Loans              14              4              3            25             8
                 % of Loans             2.34114%       0.66890%       0.50167%      4.18060%      1.33779%

                                Loans
                                in
                                Foreclosure
Trust C          Principal Balan   4,413,052.28
                 % of Pool Balan        8.50090%
                 Number of Loans              50
                 % of Loans             8.36120%

General Mortgage Loan Information:
                                                                                               Trust C
Beginning Aggregate Mortgage Loan Balance                                                   53,842,682.09
Prefunding                                                                                            N/A
Principal Reduction                                                                          1,929,900.97
Ending Aggregate Mortgage Loan Balance                                                      51,912,781.12

Beginning Aggregate Mortgage Loan Count                                                                616
Ending Aggregate Mortgage Loan Count                                                                   598

Current Weighted Average Coupon Rate                                                            10.597154%
Next Weighted Average Coupon Rate                                                               10.554060%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust C
Scheduled Principal                                                                             20,913.67
Curtailments                                                                                   117,080.37
Prepayments                                                                                  1,277,857.27
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           514,049.66
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          251,909.11

Total Principal Reduction                                                                         2,181,810.08

Servicer Information:
                                                                                               Trust C
Accrued Servicing Fee for the Current Period                                                           22,434.45
Less: Amounts to Cover Interest Shortfalls                                                           0.00
Less: Delinquent Service Fees                                                                            7,804.48
Collected Servicing Fees for Current Period:                                                           14,629.97

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    163,427.43

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class C                  1,277,8             631       1,677,99                                                    -
                                                                                                                   -



                  Unpaid
                  Realized Loss
                  Amount
Class C                                   -
                                          -

                                                     Prior                                     Current
                      Has a                          Over-       Accelerated     Amounts         Over
                  Trigger Event                   Collateral      Principal    From Reserve   Collateral
                    Occurred                        Amount       Distributed       Fund         Amount
Trust C                NO                         4,867,085.20     216,621.54     35,287.57  4,867,085.20


                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust C             4,867,085.20            0.00









Trust C Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.08
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                         720,026.62
Cumulative Number of Mortgage loans repurchased to date                                                  3
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                         0.00
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                    44,713.58


TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                               304,250.77

Principal Collected:                                                   1,415,851.31

Insurance Proceeds Received:                                                            -

Net Liquidation Proceeds:                                                 262,140.55

Delinquency Advances on Mortgage Interest:                                163,427.43

Delinquency Advances on Mortgage Principal                                NA

Repurchase and Substitution Amounts:                                                    -

Trust Termination Proceeds:                                                             -

Investment Earnings on Note Account:                                          2,156.70

Unreimbursed Delq/Servicing Advances Paid Back to CertificateHo                         -

Sum of the Above Amounts:                                                            2,147,826.76

LESS:

Servicing Fees (including PPIS):                                            14,629.97

Non-Recoverable Advance                                                            65.36

Indenture Trustee Fees:                                                          314.08

Owner Trustee Fees:                                                     277.78

Insurance Premiums:                                                           6,326.01

Reimbursement of Delinquency Advances/Servicing Advances                                -

Total Reductions to Available Funds Amount:                                               21,613.20

Total Available Funds:                                                                            2,126,213.56